ON4 COMMUNICATIONS INC. Consolidated Financial Statements For the Six Months Ended April 30, 2009 (Expressed in US dollars)

On4 Communications Inc.
(A Development Stage Company)

Consolidated Balance Sheets
(Expressed in US Dollars)

	April 30,	October 31,
	2009	2008
	$ (unaudited)	$

ASSETS

Current Assets

Cash	158	152,777
Prepaid expenses and deposits	10,833	10,833

Total Current Assets	10,991	163,610

Intangible assets (Note 4)	70,257	73,838
Website development costs (Note 4)	197,141	197,141
Property and equipment (Note 5)	9,130	15,862

Total Assets	287,519	450,451

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities

Accounts payable	278,714	195,838
Accrued liabilities	6,304	6,304
Accrued interest payable (Notes 5(c) and 6)	106,975	49,418
Due to related parties (Notes 5(a) and (b))	823,116	646,691
Notes Payable (Note 6)	742,424	742,424
Preferred stock dividend payable (Note 7)	83,472	83,472

Total Current Liabilities	2,041,005	1,724,147

Due to related parties (Note 5(c))	262,565	262,565

Total Liabilities	2,303,570	1,986,712

Stockholders’ Deficit

Preferred Stock: 4,000,000 Series A shares authorized, non-voting, no par value; 2,000,000 shares issued and outstanding	1,000,000	1,000,000
Common Stock: 250,000,000 shares authorized, no par value; 23,621,201 and 23,521,201 shares issued and outstanding, respectively	2,438,985	2,388,985

Additional Paid-in Capital	833,539	739,000

Common stock issuable	50,000	–

Deficit Accumulated During the Development Stage	(6,338,575)	(5,664,246)

Total Stockholders’ Deficit	(2,016,051)	(1,536,261)

Total Liabilities and Stockholders’ Deficit	287,519	450,451

Nature of Operations and Continuance of Business (Note 1)

Commitments (Note 10)

Contingent Liability (Note 11)

Subsequent Events (Note 12)

(The accompanying notes are an integral part of these consolidated financial statements)

On4 Communications Inc.

(A Development Stage Company)

Consolidated Statements of Operations
(Expressed in US Dollars)

(unaudited)

	For the Six Months Ended	For the Six Months Ended	Accumulated From June 5, 2006 (Date of Inception)
	April 30,	April 30,	to April 30,
	2009	2008	2009
	$	$	$

Revenue	–	–	–

Expenses

Advertising and marketing	30,882	79,648	201,775
Amortization of intangible assets (Note 3)	3,581	3,477	7,706
Amortization of property and equipment (Note 4)	6,732	6,813	31,244
Consulting fees (Notes 8 and 9)	297,364	222,583	1,485,043
Foreign exchange loss	192	30	178,500
General and administrative	83,271	192,035	914,808
Impairment of intangible assets	–	–	559,383
Management fees (Note 6(b))	177,000	132,500	881,500
Payroll	432	30,078	29,516
Professional fees	17,239	126,709	344,109
Research and development	304	109,323	388,982

Total Expenses	616,997	903,196	5,022,566

Operating Loss	(616,997)	(903,196)	(5,022,566)

Other Income (Expense)

Interest and other income	224	13,841	63,066
Interest expense	(57,556)	(18,143)	(181,421)
Write-off of receivables	–	–	(1,114,182)

	(57,332)	(4,302)	(1,232,537)

Net Loss	(674,329)	(907,498)	(6,255,103)

Net Loss Per Share – Basic and Diluted	(0.03)	(0.04)

Weighted Average Shares Outstanding	23,591,000	21,400,000

(The accompanying notes are an integral part of these consolidated financial statements)

On4 Communications Inc.
(A Development Stage Company)
Consolidated Statements of Stockholders’ Equity (Deficit)

For the Period from June 5, 2006 (Date of Inception) to April 30, 2009

										Deficit
										Accumulated
						Additional		Common	Share	During the
	Preferred Stock					Common Stock	Paid-in	Stock		Subscriptions	Development
	Shares	Amount	Shares	Amount	Capital	Issuable	Receivable	Stage	Total
	#	$	#	$	$	$	$	$	$

Balance – June 5, 2006 (Date of Inception)	–	–	–	–	–	–			–	–	–

Issuance of common stock for cash at $0.0001 per share	–	–	10,000,000	1,000	–	–			(1,000)	–	–

Issuance of common stock for cash at $0.07 per share	–	–	10,000,000	700,000	–	–			(25,000)	–	675,000

Net loss for the period			–	–	–	–			–	(282,206)	(282,206)

Balance – October 31, 2006	–	–	20,000,000	701,000	–	–			(26,000)	(282,206)	392,794

Issuance of 2,000,000 Series A Preferred Shares at $0.50 per share	2,000,000	1,000,000	–	–	–	–			–	–	1,000,000

Stock subscriptions received	–	–	–	–	–	–			25,120	–	25,120

Issuance of common stock at $0.50 per share	–	–	500,000	250,000	–	–			–	–	250,000

Issuance of common stock to subsidiary	–	–	1	–	–	–			–	–	–

Fair value of share purchase warrants issued	–	–	–	–	497,980	–			–	–	497,980

Fair value of stock options granted	–	–	–	–	108,710	–			–	–	108,710

Cumulative preferred dividends	–	–	–	–	–	–			–	(48,472)	(48,472)

Net loss for the year			–	–	–	–			–	(2,183,150)	(2,183,150)

Balance – October 31, 2007	2,000,000	1,000,000	20,500,001	951,000	606,690	–			(880)	(2,513,828)	42,982

(The accompanying notes are an integral part of these consolidated financial statements)

On4 Communications Inc.
(A Development Stage Company)
Consolidated Statements of Stockholders’ Equity (Deficit)
For the Period from June 5, 2006 (Date of Inception) to April 30, 2009

								Deficit
								Accumulated
				Additional	Common	Share		During the
	Preferred Stock		Common Stock	Paid-in	Stock	Subscriptions		Development
	Shares	Amount	Shares	Amount	Capital	Issuable	Receivable	Stage	Total
	#	$	#	$	$	$	$	$	$

Balance – October 31, 2007	2,000,000	1,000,000	20,500,001	951,000	606,690	–	(880)	(2,513,828)	42,982

Issuance of common stock at $0.50 per share	–	–	3,021,200	1,516,000	–	–	–	–	1,516,000

Stock subscriptions received	–	–	–	–	–	–	880	–	880

Share issuance costs	–	–	–	(78,015)	–	–	–	–	(78,015)

Fair value of share purchase warrants issued	–	–	–	–	29,350	–	–	–	29,350

Fair value of stock options granted	–	–	–	–	102,960	–	–	–	102,960

Cumulative preferred dividends	–	–	–	–	–	–	–	(35,000)	(35,000)

Net loss for the year	–	–	–	–	–	–	–	(3,115,418)	(3,115,418)

Balance – October 31, 2008	2,000,000	1,000,000	23,521,201	2,388,985	739,000	–	–	(5,664,246)	(1,536,261)

Issuance of common stock at $0.50 per share	–	–	100,000	50,000	–	–	–	–	50,000

Common stock issuable for services	–	–	–	–	–	50,000	–	–	50,000

Fair value of share purchase warrants issued	–	–	–	–	29,350	–	–	–	29,350

Fair value of stock options granted	–	–	–	–	65,189	–	–	–	65,189

Net loss for the period	–	–	–	–	–	–	–	(674,329)	(674,329)

Balance – April 30, 2009 (unaudited)	2,000,000	1,000,000	23,621,201	2,438,985	833,539	50,000	–	(6,338,575)	(2,016,051)

(The accompanying notes are an integral part of these consolidated financial statements)

On4 Communications Inc.

(A Development Stage Company)
Consolidated Statements of Cash Flows
(Expressed in US Dollars)

(unaudited)

	For the Six Months Ended	For the Six Months Ended	Accumulated From June 5, 2006 (Date of Inception)
	April 30,	April 30,	to April 30,
	2009	2008	2009
	$	$	$

Operating Activities

Net loss for the period	(674,329)	(907,498)	(6,255,103)

Adjustments to reconcile net loss to net cash used in operating activities
Amortization of property and equipment	6,732	6,813	31,244
Amortization of intangible assets	3.581	3,477	7,706
Impairment of intangible assets	–	–	559,383
Issuance of shares for management fees	100,000	–	100,000
Issuance of notes payable for services and penalties	–	–	90,402
Stock-based compensation	94,539	127,490	833,539
Write-off of receivables	–	–	1,114,182

Changes in operating assets and liabilities
Prepaid expenses and deposits	–	6,250	(10,833)
Accounts payable and accrued liabilities	82,876	138,677	285,018
Accrued interest payable	57,557	13,935	106,975
Due to related parties	176,425	(210,215)	606,781

Net Cash Used In Operating Activities	(152,619)	(821,071)	(2,530,706)

Investing Activities
Acquisition of intangible assets	–	–	(834,487)
Acquisition of property and equipment	–	(6,630)	(40,374)
Advances for note receivable	–	(648,424)	(1,114,182)

Net Cash Used In Investing Activities	–	(655,054)	(1,989,043)

Financing Activities
Bank indebtedness	–	13,803	–
Proceeds from issuance of common stock	–	1,433,465	2,388,985
Proceeds from issuance of preferred stock	–	–	1,000,000
Proceeds from notes payable	–	–	652,022
Proceeds from related parties	–	–	560,150
Repayment of notes payable	–	–	(81,250)

Net Cash Provided By Financing Activities	–	1,447,268	4,519,907

Decrease in Cash	(152,619)	(28,857)	158

Cash - Beginning of Period	152,777	31,271	–

Cash - End of Period	158	2,414	158

Supplemental Disclosures
Interest paid	–	–	1,250
Income taxes paid	–	–	–

(The accompanying notes are an integral part of these consolidated financial statements)

On4 Communications Inc.
(A Development Stage Company)

Notes to the Consolidated Financial Statements

April 30, 2009

(Expressed in US dollars)

1.	Nature of Operations and Continuance of Business

On4 Communications, Inc. (the “Company”), an Arizona corporation, was incorporated as a Canadian corporation on June 5, 2006 as a subsidiary of On4 Communications (Canada) Inc. (“On4 Canada”) As at April 30, 2009, On4 Canada owns 67.10% of the outstanding common shares of the Company. The Company is a Development Stage Company, as defined by Statement of Financial Accounting Standard (“SFAS”) No. 7, “Accounting and Reporting for Development Stage Enterprises”.

The Company is a wireless communications company that will offer a suite of complementary services to telecoms, consumers and enterprise segments. From inception, the Company has been developing products, vendor/potential customer relationships, its management team, and getting customer certification for its first product(s). The On4 Location Based Services (LBS) platform is comprised of three core components: Global Positioning System (GPS) device management, LBS capabilities and cross channel push/pull broadcasting of proprietary and non-proprietary digital content. As an integrated entity, they are capable of delivering comprehensive, horizontal solutions that can be tailored to address a wide range of vertical markets. The On4 solution platform integrates a range of location aware devices such as GPS receivers and transmits actionable data to a range of devices (e.g. web browsers, Instant messages, SMS/email, cell phones) employed in consumer and enterprise specific verticals.

On4’s patent pending waterproof mobile communication device, the TX200, features: a two-way waterproof speaker/microphone, Incoming Number Protection (INP), ambient temperature sensor, one button call back, Blue Tooth Enabled USB Port, a pager component, a global positioning device component, detachable faceplate for use in multiple vertical markets, programmable buttons, programmable indicator lights, and is currently in the process of network certification and ready for mass production and commercialization. The Company’s wholly-owned subsidiary, Petsmobility, Inc., will use this technology in the pet market both domestically and internationally.

These consolidated financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated significant revenues since inception and is unlikely to generate significant revenue or earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at April 30, 2009, the Company has not generated any revenues, has a working capital deficiency of $2,030,014, and has accumulated losses totaling $6,255,103 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

On  April 7, 2009, the Company entered into a merger agreement with Sound Revolution Inc. Refer to Note 12.

2.	Summary of Significant Accounting Principles

a)	Basis of Presentation and Principles of Consolidation

These consolidated financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The financial statements include the accounts of the Company and its wholly owned subsidiary, PetsMobility Inc. All significant inter-company balances and transactions have been eliminated upon consolidation.

b)	Interim Consolidated Financial Statements

The interim consolidated financial statements have been prepared by the Company pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the "SEC"). Certain information and footnote disclosure normally included in consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such SEC rules and regulations. The interim consolidated financial statements should be read together with the audited consolidated financial statements and accompanying notes included in the Company's audited consolidated financial statements for the year ended October 31, 2008. In the opinion of the Company, the unaudited consolidated financial statements contained herein contain all adjustments (consisting of a normal recurring nature) necessary to present a fair statement of the results of the interim periods presented.

On4 Communications Inc.
(A Development Stage Company)

Notes to the Consolidated Financial Statements

April 30, 2009

(Expressed in US dollars)

2.     Summary of Significant Accounting Principles (Continued)

c)	Use of Estimates

The preparation of these consolidated financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the useful life and recoverability of long-lived assets, stock-based compensation and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

d)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity dates of three months or less at the time of issuance to be cash equivalents.

e)	Property and Equipment

Property and equipment consists of computer and office equipment, is stated at cost and is amortized using the straight-line method over the estimated useful life of three years.

f)	Intangible Assets

Intangible assets consist of patents and trademarks related to the TX200 mobile communication device. Intangible assets acquired are initially recognized and measured at cost and have an estimated useful life of ten years. Impairment tests are conducted annually or more frequently if events or changes in circumstances indicate that the asset may be impaired. The impairment test compares the carrying amount of the intangible asset with its fair value, and an impairment loss is recognized in income for the excess, if any. The amortization methods and estimated useful lives of intangible assets are reviewed annually.

g)	Website Development Costs

Website development costs consist of costs incurred to develop internet web sites to promote, advertise, and earn revenue with respect to the Company’s business operations. Costs are capitalized in accordance with EITF No. 00-2, Accounting for Web Site Development Costs, and are amortized on a straight-line basis over the estimated useful life of three years commencing when the internet web site has been completed. As at April 30, 2009 and October 31, 2008, the Company capitalized website development costs of $197,141 but has not commenced amortization as the website is still under development.

h)	Long-Lived Assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

i)	Research and Development

Research and development costs are expensed as incurred.

j)	Advertising Costs

The Company expenses advertising costs as incurred. For the six months ended April 30, 2009, advertising costs were $30,882 (2008 - $79,648).

On4 Communications Inc.
(A Development Stage Company)

Notes to the Consolidated Financial Statements

April 30, 2009

(Expressed in US dollars)

2.     Summary of Significant Accounting Principles (continued)

k)	Loss Per Share

The Company computes net income (loss) per share in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 128, "Earnings per Share" (“SFAS 128”). SFAS 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

l)	Foreign Currency Translation

The Company’s functional currency and its reporting currency is the United States dollar and foreign currency transactions are primarily undertaken in Canadian dollars. Monetary balance sheet items expressed in foreign currencies are translated into US dollars at the exchange rates in effect at the balance sheet date. Non-monetary assets and liabilities are translated at historical rates. Revenues and expenses are translated at average rates for the period, except for amortization, which is translated on the same basis as the related asset. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income.

m)	Financial Instruments and Fair Value Measures

SFAS No. 157, “Fair Value Measurements” requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. SFAS No. 157 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. SFAS No. 157 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash and cash equivalents, accounts payable and accrued liabilities, accrued interest payable, amounts due to related parties, dividend payable, and notes payable. Pursuant to SFAS No. 157, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

n)	Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with SFAS No. 109, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

On4 Communications Inc.
(A Development Stage Company)

Notes to the Consolidated Financial Statements

April 30, 2009

(Expressed in US dollars)

2.     Summary of Significant Accounting Principles (Continued)

o)	Stock Based Compensation

The Company records stock-based compensation in accordance with SFAS No. 123R, “Share Based Payments”, using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to employees and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued.

p)	Comprehensive Income

SFAS No. 130, “Reporting Comprehensive Income,” establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at April 30, 2009 and 2008, the Company had no items representing comprehensive loss.

q)	Recent Accounting Pronouncements

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – An interpretation of FASB Statement No. 60”.  SFAS 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted.  The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations”. SFAS No. 141 (revised 2007) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. SFAS No. 141 (revised 2007) also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141 (revised 2007) will become effective for the fiscal year beginning after December 15, 2008. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.
In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51”. SFAS No. 160 establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 will become effective for the fiscal year beginning after December 15, 2008. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

On4 Communications Inc.
(A Development Stage Company)

Notes to the Consolidated Financial Statements

April 30, 2009

(Expressed in US dollars)

3.	Intangible Assets and Website Development

						April 30,	October 31,
						2009	2008
					Accumulated	Net Carrying	Net Carrying
		Cost			Amortization	Value	Value
		$			$	$ (unaudited)	$

Patents		58,263			7,707	50,556	54,137
Trademarks		19,701			–	19,701	19,701

	77,964	7,707	70,257	73,838
Website Development	197,141	–	197,141	197,141

		275,105			7,707	267,398	270,979

4.	Property and Equipment

			April 30,	October 31,
			2009	2008
		Accumulated	Net Carrying	Net Carrying
	Cost	Amortization	Value	Value
	$	$	$ (unaudited)	$

Computer Equipment	17,234	13,214	4,020	6,894
Office Equipment	23,140	18,030	5,110	8,968
	40,374	31,244	9,130	15,862

5.	Related Party Transactions

a)

As at April 30, 2009, the Company owed $426,908 (October 31, 2008 - $426,908) to On4 Canada., the parent company, for advances of operating funds and services provided. This amount owing is unsecured, non-interest bearing and due on demand.

b)	At April 30, 2009, the Company owed $396,208 (October 31, 2008 - $219,783) to management and directors for consulting services. The amounts owing are unsecured, non-interest bearing, and due on demand.

c)     At April 30, 2009, the Company owed $262,565 (October 31, 2008 - $262,565) to management and directors of the Company for advance of operating funds and services provided on behalf of the Company. The amounts owing are unsecured, bear interest at 10% per annum, and payable on January 31, 2010. As at April 30, 2009, accrued interest of $37,891 (2008 - $25,611) is included in accrued interest payable.

On4 Communications Inc.
(A Development Stage Company)

Notes to the Consolidated Financial Statements

April 30, 2009

(Expressed in US dollars)

6.	Notes Payable

	April 30, 2009 $	October 31, 2008 $
	(unaudited)
Bling Capital Corp., unsecured, non-interest bearing, and due on demand	24,985	24,985

McCann Family Holding Corporation, unsecured, due interest at 13% per annum, and due on demand. Original principal of $248,280 (Cdn$300,000) plus $49,659 (Cdn$60,000) of non-payment penalties for failure to repay the debt at due date.	297,939	297,939

Scottsdale Investment Corporation, unsecured, non-interest bearing, and due on demand.	388,000	388,000

Ed Aaronson, unsecured, due interest at 10% per annum, and due on demand.	24,000	24,000

Troy Rice, unsecured, due interest at 10% per annum, and due on demand.	7,500	7,500

	742,424	742,424

At April 30, 2009, the Company has recorded interest expense of $13,905 (April 30, 2008 - $nil).

7.	Share Capital

Common Stock

During the six months ended April 30, 2009, the Company issued 100,000 shares of common stock at a fair value of $50,000 to the Company’s Chief Financial Officer pursuant to a consulting agreement. Dividends

At April 30, 2009 and October 31, 2008, cumulative preferred dividends are accrued but have not been paid in the amount of $83,472.

8.	Share Purchase Warrants

On February 2009, the Company issued 78,000 share purchase warrants to consultants of the Company for services provided. Each warrant allows the warrant holder to purchase one share of common stock of the Company at $0.50 per share for a period of five years from the date of issuance.

	Number of Warrants	Exercise Price

Balance – October 31, 2008	1,378,000	$0.50

Issued	78,000	$0.50
Balance – April 30, 2009	1,456,000	$0.50

During the six months ended April 30, 2009, the Company recorded stock-based compensation expense of $29,350 (2008 - $29,350) relating to the fair value of share purchase warrants using the Black-Scholes Option Pricing Model and the following assumptions:

2009
Expected Dividend Yield	0.00%
Risk-Free Rate	2.50%
Stock Price at Grant Date	$ 0.50
Exercise Price	$ 0.50
Expected Life of the Warrant	5 Years
Volatility	100%

On4 Communications Inc.
(A Development Stage Company)

Notes to the Consolidated Financial Statements

April 30, 2009

(Expressed in US dollars)

8.      Share Purchase Warrants (continued)

As at April 30, 2009, the following share purchase warrants were outstanding:

Number of Warrants	Exercise Price	Expiry Date
1,300,000	$0.50	July 23, 2012
78,000	$0.50	February 28, 2013
78,000	$0.50	February 28, 2013

1,456,000

9.	Stock Options

During the year ended October 31, 2008, the Company granted 500,000 options, of which 200,000 options vested immediately, 150,000 options vested on December 18, 2008, and 150,000 options vest on December 18, 2009. The fair value of the options was estimated at the date of grant using the Black-Scholes option pricing model using the following weighted average assumptions: risk-free interest rate of 4.14%, expected volatility of 100%, an expected option life of 10 years and no expected dividends. The weighted average fair value of options granted was $0.43 per option. During the period ended April 30, 2009, stock-based compensation expense of $65,190 was charged to operations.

The following table summarizes stock option plan activities:

	Number of Options	Weighted Average Exercise Price $	Weighted Average Remaining Contractual Life (years)	Aggregate Intrinsic Value $
Balance –October 31, 2008	775,000	0.82

Granted	–	–
Balance – April 30, 2009	775,000	0.82

Additional information regarding stock options as of April 30, 2009, is as follows:

Number of Options	Exercise Price $	Expiry Date

275,000	0.50	July 23, 2017
500,000	1.00	December 18, 2017

775,000

A summary of the status of the Company’s non-vested stock options as of April 30, 2009 are presented below:

	Stock Options #	Weighted Average Grant Date Fair Value $

Non-vested, October 31, 2008	300,000	1.00
Granted	–	–
Vested	(150,000)	1.00

Non-vested, April 30, 2009 (unaudited)	150,000	1.00

The weighted average remaining life of the non-vested options is 8.65 years.

As of April 30, 2009, the Company had $64,500 (October 31, 2008 - $129,000) of unrecognized compensation expense relating to unvested options.

On4 Communications Inc.
(A Development Stage Company)

Notes to the Consolidated Financial Statements

April 30, 2009

(Expressed in US dollars)

10.	Commitment

The Company rents facilities from other entities. Rent expense for these facilities for the six months ended April 30, 2009 and 2008 was $31,741 and $35,190, respectively. The facility leases expire within the next two years.

As of April 30, 2009, approximate future minimum lease payments required under non-cancelable operating leases are as follows for the fiscal years ended:

2009                    $31,742

2010                    $59,185

11.	Contingent Liability

McCann Family Holding Corporation (“McCann”) filed a lawsuit against the Company for the repayment of the promissory notes dated May 7 and May 22, 2008. The Company has defended the lawsuit on the basis that the funds were not due because they were in fact advanced to and utilized by a company related to McCann, even though the Company executed the promissory notes. McCann has applied to the courts for a summary judgement and the Company is opposing that application. The promissory notes are included in current liabilities as disclosed in Note 6.

12.	Subsequent Events

a)

On May 1, 2009, the Company merged with Sound Revolution Inc. (“SRVN”), a Delaware company providing tools and services for music distribution and promotion, publicly traded on the over-the-counter bulletin board under the symbol ‘SRVN.OB’. Under the terms of the Merger Agreement, the shares of the Company will be converted to shares of the new entity on a one-to-one basis, and SRVN will cancel all but 236,066 common shares once the Company raises $150,000 upon the closing of the merger through equity financing and repay outstanding debts owed to SRVN creditors as well as converting all outstanding notes payable of the Company greater than $100,000 into equity of the new entity, at terms to be mutually agreed upon between the Company and the note holders.

b)

In May 2009, the Company converted the 2,000,000 shares of preferred stock into common stock of the Company at a rate of two common shares of the Company for each preferred stock. Furthermore, the Company issued 333,888 common shares to the preferred shareholders to settle the dividend payable of $83,472.